UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 17, 2018

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on May 18, 2018, (“the Original Form 8-K”) relating to the Annual Meeting of Shareholders of Reliant Bancorp, Inc. (the “Company”) held on May 17, 2018 (the “Annual Meeting”). The purpose of this Amendment is to amend the Broker Non-Votes for the Election of Directors, Articles of Amendment to the Charter, and the Company’s 2018 Employee Stock Purchase Plan listed under Item 5.07. Additionally, this Amendment includes Item 7.01 to the current report, which references the Company’s presentation slides presented at the Annual Meeting of Shareholders, which have been included as Exhibit 99.2.

Item 5.07                          Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Reliant Bancorp, Inc. (the “Company”) held its annual meeting of shareholders. At the Annual Meeting, the Company’s shareholders voted on the election of seven directors, Articles of Amendment to the Charter, the Company’s 2018 Employee Stock Purchase Plan, and the selection of Maggart & Associates, P.C. as the independent audit firm for the year ending December 31, 2018.

The votes cast on the agenda items are set forth below:

1.	Election of Directors

a.	Class I Directors
Name	Votes For	Votes Withheld	Broker Non-Votes
DeVan D. Ard, Jr.	6,437,234	9,968	2,072,611
William Ronald DeBerry	5,970,781	470,537	2,072,611
Sharon H. Edwards	6,437,010	10,192	2,072,611
Farzin Ferdowsi	6,429,487	12,386	2,072,611
Ruskin A. Vest	6,373,697	72,599	2,072,611

b.	Class II Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert E. Daniel	6,434,898	12,304	2,072,611
Louis E. Holloway	6,417,731	29,959	2,072,611

2.	Articles of Amendment to the Charter to declassify the board of directors to provide for a majority voting standard in the election of directors in uncontested elections

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,418,159	15,706	17,646	2,072,611

3.	Reliant Bancorp, Inc. 2018 Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,359,067	86,789	5,655	2,072,611

4.	Ratification of Maggart & Associates, P.C. as the independent audit firm for the year ending December 31, 2018.
Votes For	Votes Against	Abstentions	Broker Non-Votes
8,516,551	5,863	1,708	0

Item 7.01 Regulation FD Disclosure.

As part of the Company’s presentation at the annual meeting of shareholders on May 17, 2018, the Company presented slides. A copy of the Company’s complete slide presentation is included as Exhibit 99.2 to this report.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01                          Other Events.

On May 18, 2018, Reliant Bancorp, Inc. (the “Company”) issued a press release announcing its shareholders election of seven directors, approval of the Articles of Amendment to the Charter, approval of the Reliant Bancorp, Inc. 2018 Employee Stock Purchase Plan, and the ratification of their independent audit firm for the year ending December 31, 2018.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number                                Description of Exhibit
99.1	Press release issued by Reliant Bancorp, Inc., dated May 18, 2018.
99.2	Presentation slides presented by Reliant Bancorp, Inc., dated May 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: May 18, 2018	/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description o Exhibit(s)

99.1	Press Release issued by Reliant Bancorp, Inc., dated May 18, 2018.
99.2	Presentation slides presented by Reliant Bancorp, Inc., dated May 18, 2018.